EXHIBIT 10.23

ASSET PURCHASE AND SALE AGREEMENT

by and between

Carrell Oil Company

and

Cat Creek Holdings LLC

Dated as of July 1, 2020

ASSET PURCHASE AND SALE AGREEMENT

This Asset Purchase and Sale Agreement (“Agreement”) dated July 1, 2020, is by and between CARRELL OIL COMPANY, a Montana corporation (hereinafter called “Seller”) and CAT CREEK HOLDINGS LLC, a Montana limited liability company (hereinafter called “Buyer) and LARRY CARRELL, SUCCESSOR CO-TRUSTEE OF THE FIRST AMENDED LLOYD CARRELL TRUST, DATED MARCH 28, 2018 (hereinafter “Seller Shareholder”) (each a “Party” and collectively the “Parties”).

RECITALS

Seller desires to sell, and Buyer desires to buy, all of Seller’s right, title, and interest in certain oil and gas properties in the Cat Creek Field in Petroleum and Garfield Counties, Montana, as described in Section 2.1 below, and this Agreement sets forth the terms and conditions for such transaction; and

Seller Shareholder is the sole shareholder of Seller and will execute this Agreement and the contemplated conveyance as a party for the purpose of ensuring the conveyance of any interest deemed to have been distributed from Seller to Seller Shareholder for any reason.

AGREEMENT

NOW, THEREFORE, in consideration of mutual promises and the representations, warranties and covenants herein made, and other valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

ARTICLE 1

DEFINED TERMS

1.1       Certain Defined Terms. Defined terms used in this Agreement shall have the meanings set forth in Appendix I hereto.

ARTICLE 2

SALE AND PURCHASE OF ASSETS

2.1       Property to be Sold and Purchased. Seller agrees to sell and Buyer agrees to purchase, for the consideration hereinafter set forth, and subject to the terms and provisions herein contained, the following described properties, assets, rights and interests:

(a)       All of Seller’s right, title, and interest in and to the oil and gas leases and lands described in Exhibit A hereto (and any ratifications and/or amendments to such leases, whether or not such ratifications or amendments are described in Exhibit A) (such leases, the “Leases”, and together with such lands, the “Lands and Leases”) subject to the restrictions, exceptions, reservations, conditions, limitations, interests and other matters set forth therein, including landowner’s royalties, overriding royalties and all contracts, agreements, and other instruments pertaining to the same;

(b)       Without limitation of the foregoing, all other right, title and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent) of Seller in and to the oil, gas and other minerals that may be produced from the Lands and Leases (including, without limitation overriding royalties, production payments and net profits interests) in such Lands and Leases and any fee mineral interests, fee royalty interests, and other interests in such Lands and Leases;

(c)       All right, title and interest of Seller in and to, or otherwise derived from, all presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communitization agreements, declarations and/or orders, and in and to the properties covered and the units created thereby (including, without limitation, all units formed under orders, rules, regulations, or other official acts of any Governmental Authority having jurisdiction, voluntary unitization agreements, designations and/or declarations, and so called “working interest units” created under operating agreements or otherwise), relating to the properties described in subsections (a) and (b) above, to the extent, and only to the extent, such right, title and interest are attributable to the properties described in subsections (a) and (b) above;

(d)       All right, title and interest of Seller in and to all presently existing and valid production sales contracts, operating agreements, Surface Rights agreements or easements, and other agreements and Contracts, and Permits (to the extent transferable), which relate to any of the properties described in subsections (a), (b) and (c) above, or which relate to the exploration, development, operation or maintenance thereof or the treatment, storage, transportation or marketing of production therefrom (or allocated thereto), to the extent, and only to the extent, such right, title and interest are attributable to the properties described in subsections (a), (b) and (c) above; and

(e)       All right, title and interest of Seller in and to all materials, supplies, machinery, equipment, improvements and other personal property and fixtures (including, but not by way of limitation, all Wells, wellhead equipment, pumping units, flowlines, tanks, buildings, saltwater disposal facilities, and other equipment), located on properties described in subsections (a), (b) and (c) above, and being used in connection with the exploration, development, operation, or maintenance thereof. The Parties acknowledge there are no shared facilities in existence regarding the Oil Producing Properties and the Excluded Assets (both as defined below) and all items of personal property and fixtures described in this paragraph (e) and currently used in connection with the Oil Producing Properties will be conveyed to Seller at Closing; and

(f)       All of Seller’s lease files, abstracts and title opinions, production records, well files, accounting records (but not including general financial accounting or tax accounting records), electric logs, and other files, documents, and records which directly relate to the properties described above in subsections (a) through (e) (“Records”), but excluding those Records which Seller is precluded from transferring to Buyer because of contractual or legal restrictions. Originals or copies of all such Records will be provided to Buyer in their current format.

(The properties and interests specified in the foregoing subsections (a), (b) and (c) are herein collectively called the “Oil Producing Properties,” and the properties and interests specified in the foregoing subsections (a), (b), (c), (d), (e), and (f) are herein collectively called the “Assets.”)

2.2       Effective Date. The purchase and sale of the Assets shall be effective for all purposes as of July 1, 2020 at 8:00 a.m., Mountain Time (the “Effective Date”).

2.3       Excluded Assets. Seller shall reserve and retain all of the Excluded Assets. “Excluded Assets” shall mean all assets of Seller other than the Assets, including: (a) Seller’s corporate minute books, financial records and other business records that relate to Seller’s business generally; (c) all trade credits, all accounts, receivables and all other proceeds, income, or revenues attributable to the Assets during the period of time prior to the Effective Date, other than oil production produced but not sold prior to the Effective Date; (d) all claims and causes of action of Seller arising under or with respect to any Contracts that are attributable to periods of time prior to the Effective Date (including claims for adjustments or refunds); (e) subject to Section 17.2, all rights and interests of Seller (i) under any policy or agreement of insurance or indemnity, (ii) under any bond or (iii) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events, or damage to or destruction of property; (f) all oil production produced and sold from the Oil Producing Properties prior to the Effective Date; (g) all claims of Seller for refunds of or loss carry forwards with respect to (i) oil production or any taxes attributable to any period prior to the Effective Date, (ii) income or franchise taxes or (iii) any taxes attributable to the Excluded Assets; (h) all of Seller’s proprietary computer software, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property; (i) all documents and instruments of Seller that may be protected by an attorney-client privilege, except as provided in Section 7.1; (j) all data that cannot be disclosed to Buyer as a result of confidentiality arrangements under agreements with Third Parties; and (k) all audit rights arising under any of the Contracts or otherwise attributable to any period prior to the Effective Date or to any of the Excluded Assets.

ARTICLE 3

PURCHASE PRICE AND DEPOSIT

3.1       Purchase Price. The purchase price for the Assets shall be FOUR HUNDRED THOUSAND and No/100 Dollars ($400,000.00) (herein called the “Base Purchase Price”). Such Base Purchase Price may be adjusted as provided in Section 6.1(c) and Articles 8 and 14 hereof (the Base Purchase Price, as so adjusted, and as the same may otherwise be adjusted by mutual agreement of the Parties, being herein called the “Purchase Price”). The Purchase Price shall be paid in cash at the Closing as hereinafter provided, subject to post-Closing adjustments determined pursuant to Article 8 or Article 14. The Base Purchase Price has been allocated among the Wells in the manner set forth in Exhibit B (herein called the “Allocated Values” and each such Well allocated value therein an “Allocated Value Property”). To the extent required by the Code and other applicable Law, and subject to mutual agreement of the Parties, Seller and Buyer also agree (i) to use such Allocated Values in the preparation, filing and audit of any tax return (including filing Form 8594 with its federal income tax return for the taxable year that includes the Closing Date) in which the Allocated Values are relevant except as otherwise required by the Code or applicable Law, and (ii) to provide the other with a copy of the Form 8594 proposed to be filed by it no later than thirty (30) days prior to such filing. If any adjustment is made to the Purchase Price as provided herein, a corresponding adjustment shall be made to the Allocated Values for the affected Allocated Value Properties in such Exhibit B.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF SELLER

4.1       Representations and Warranties of Seller. Seller represents and warrants to Buyer that:

(a)       Organization and Qualification. Seller is a corporation created under the laws of the State of Montana and is qualified to do business and in good standing in Montana and Montana.

(b)       Power and Authority. Seller has full power to enter into and perform its obligations under this Agreement and has taken all proper action to authorize entering into this Agreement and performance of its obligations hereunder.

(c)       No Conflict or Violation. Other than Preference Rights and Transfer Requirements, and except for approvals required to be obtained from Governmental Authorities who are lessors under Leases (or who administer such leases on behalf of such lessors) which are customarily obtained post-closing (“Routine Governmental Approvals”), neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with the terms hereof, will result in any default under any Contract or instrument to which Seller is a party or by which the Assets are bound, or violate any Law or Order applicable to Seller or to the Assets.

(d)       Enforceability. This Agreement, and the Seller’s Closing Documents provided for herein to be delivered at Closing will, when executed and delivered, constitute the legal, valid and binding obligation of Seller, enforceable in accordance with its terms, except as limited by bankruptcy or other laws applicable generally to creditor’s rights and as limited by general equitable principles.

(e)       Actions or Proceedings. There are no pending Actions or Proceedings in which Seller is a party which affect the Assets (including, without limitation, any actions challenging or pertaining to Seller’s title to any of the Assets), or affecting the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(f)       Title. Seller does not warrant title to the Assets, but does warrant that its interest is free and clear of any and all Liens, options, overriding royalties, net profits interests, title defects or other burdens for which Buyer will be responsible that were created by, through or under Seller, except for the Permitted Encumbrances.

(g)       No Default. There has been no act or omission by Seller whereby it is, or would be, in default under any Law or Order or any of the leases or Contracts to which Seller is a party applicable to the Assets, which default would reasonably be expected to have a material adverse effect on: (1) the aggregate value of the Assets, or (2) Buyer’s ability to obtain access to, and enjoy the use and benefit of, the Assets from and after Closing.

(h)       Royalties and O&G Taxes. With respect to the Operated Assets, and to Seller’s Knowledge with respect to the Nonoperated Assets, except as disclosed on Schedule 4.1(h) for suspense accounts or otherwise, all royalties and all O&G Taxes and all amounts due and payable in connection with Permitted Encumbrances, or the receipt of proceeds therefrom, payable in respect of the Oil Producing Properties prior to the date hereof have been fully paid and discharged, or will be paid by Seller upon coming due.

(i)         Preference Rights and Consents. No Person has any Preference Rights, and each Material Contract which is being assigned to or assumed by Buyer under this Agreement is assignable by Seller to Buyer without the consent or approval of any other Person, except as disclosed on Schedule 4.1(i).

(j)         Environmental. Except as specifically disclosed on Schedule 4.1(j), with respect to the Operated Assets, and to Seller’s Knowledge with respect to the Nonoperated Assets, there have been no:

(i)         Orders under any Environmental Law which require any work, repairs, construction or capital expenditures with respect to the Assets, where any such Order has not been complied with in all material respects; or

(ii)         Actions or Proceedings as a result of any breach of any Environmental Law applicable to the Assets, including any Law or Order respecting the use, storage, treatment, transportation or disposition of environmental contaminants, which Actions or Proceedings remain outstanding at the date hereof.

(k)        Capital Projects and AFEs. Schedule 4.1(k) sets forth a list and description of all capital projects with respect to the Oil Producing Properties (i) approved and budgeted by Seller or (ii) for which the Seller has issued or received a currently effective authorization for expenditure (“AFE”) and associated costs or estimates thereof, in each case to the extent such costs or estimates exceed $2,500.00 per capital project net to the Seller’s interest.

(l)         Audits. With respect to the Operated Assets, and to Seller’s Knowledge with respect to the Nonoperated Assets, Schedule 4.1(l) lists all audits that have been conducted since January 1, 2018 (i) by any Governmental Authority for the payment of or calculation of O&G Taxes or royalties attributable to the Oil Producing Properties (“Government Audits”) and (ii) by parties (other than through Government Audits) under the Operating Agreements, or other operating agreements or arrangements, for the payment of or calculation of royalties or operating expenses or revenues attributable to the Oil Producing Properties (“Third Party Audits”). Except as disclosed in Schedule 4.1(l), with respect to the Operated Assets, and to Seller’s Knowledge with respect to the Nonoperated Assets, the Oil Producing Properties are not currently undergoing any Government Audits or Third Party Audits.

(m)       Calls on Production. Except as disclosed in Schedule 4.1(m), with respect to the Operated Assets, and to Seller’s Knowledge with respect to the Nonoperated Assets, there are no calls on or preferential rights to purchase production from the Oil Producing Properties. Except as disclosed in Schedule 4.1(m), with respect to the Operated Assets, and to Seller’s Knowledge with respect to the Nonoperated Assets, no amounts of oil produced from the Oil Producing Properties is the subject of a sales Contract, and no Person has any call upon, option or similar rights under any sales Contract with respect to the Oil Producing Properties which is not terminable within 31 days.

(n)       Certain Contractual Arrangements. Except as disclosed in Schedule 4.1(n), with respect to the Operated Assets, and to Seller’s Knowledge with respect to the Nonoperated Assets, Seller has not delivered nor will Seller be obligated by virtue of any prepayment made under any production sales Contract or any other Contract containing a “take or pay” clause, or under any similar arrangement, to deliver oil produced from or allocated to any of the Oil Producing Properties at some future time without receiving full payment therefor at the time of delivery.

(o)       Material Contracts. With respect to the Operated Assets, and to Seller’s Knowledge with respect to the Nonoperated Assets, Schedule 4.1(o) sets forth all Material Contracts.

4.2       Scope of Representations of Seller and Disclaimer of Warranties. EXCEPT AS SET FORTH IN THIS AGREEMENT AND THE SELLER’S CLOSING DOCUMENTS, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, STATUTORY OR IMPLIED AS TO, AND BUYER RELEASES SELLER WITH RESPECT TO, CLAIMS ARISING FROM: (I) THE ACCURACY, COMPLETENESS OR MATERIALITY OF ANY DATA, INFORMATION OR RECORDS FURNISHED (ORALLY OR IN WRITING) TO BUYER IN CONNECTION WITH THE ASSETS OR OTHERWISE CONSTITUTING A PORTION OF THE ASSETS, INCLUDING WITHOUT LIMITATION, SEISMIC DATA AND SELLER’S INTERPRETATION AND OTHER ANALYSIS THEREOF; (II) THE PRESENCE, QUALITY AND QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE ASSETS; (III) THE ABILITY OF THE ASSETS TO PRODUCE HYDROCARBONS, INCLUDING, WITHOUT LIMITATION, PRODUCTION RATES, DECLINE RATES AND RECOMPLETION OPPORTUNITIES; (IV) THE PRESENT OR FUTURE VALUE OF THE ANTICIPATED INCOME, COSTS OR PROFITS, IF ANY, TO BE DERIVED FROM THE ASSETS; (V) THE ENVIRONMENTAL CONDITION OR ANY OTHER CONDITION OF THE ASSETS; (VI) ANY PROJECTIONS AS TO EVENTS THAT COULD OR COULD NOT OCCUR WITH RESPECT TO THE ASSETS; (VII) THE TAX ATTRIBUTES OF ANY ASSETS; (VIII) TITLE TO ANY OF THE ASSETS, OR (IX) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSETS.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF BUYER

5.1       Representations and Warranties of Buyer. Buyer represents and warrants to Seller that:

(a)       Organization and Qualification. Buyer is a limited liability company duly organized and legally existing under the laws of the State of Montana and is qualified to do business and in good standing in the State of Montana.

(b)       Power and Authority. Buyer has full power to enter into and perform its obligations under this Agreement and has taken all proper action to authorize entering into this Agreement and performance of its obligations hereunder.

(c)       No Conflict or Violation. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with the terms hereof, will result in any default under any Contract or instrument to which Buyer is a party or by which the Assets are bound, or violate any Law or Order applicable to Buyer or to the Assets.

(d)       Enforceability. This Agreement constitutes, and the Buyer’s Closing Documents provided for herein to be delivered at Closing will, when executed and delivered, constitute the legal, valid and binding obligation of Buyer, enforceable in accordance with its terms, except as limited by bankruptcy or other laws applicable generally to creditor’s rights and as limited by general equitable principles.

(e)       Actions or Proceedings. There are no pending Actions or Proceedings in which Buyer is a party which affect the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE 6

RESERVED

ARTICLE 7

RESERVED

ARTICLE 8

RESERVED

ARTICLE 9

TRANSFER OF OPERATORSHIP AND JOA REQUIREMENTS

9.1       Transfer of Operatorship. As of the Effective Date, and subject to any Operator Transfer Restrictions, Buyer shall succeed Seller as operator for any Operated Assets. Buyer agrees to use commercially reasonable efforts, and Seller agrees to use commercially reasonable efforts to assist Buyer, both before and after Closing, as applicable, to address any Operator Transfer Restrictions and to effect the transfer of operatorship from Seller to Buyer, including (i) obtaining the necessary consents or approvals or other actions required to address Operator Transfer Restrictions, and any related communications to non-operators advising them of the transfer of operatorship, (ii) the preparation and filing post-Closing of the necessary forms or other instruments documenting such transfer as required by applicable Laws with the MBOGC or BLM, or any other Governmental Authority as required, (iii) the preparation and filing of the necessary forms or other instruments for the transfer of any operator-related Permits, or issuance of new operator-related Permits to Buyer, as required by applicable Laws, with DEQ or any other Governmental Authority, (iv) obtaining any necessary consents and preparing and executing necessary assignments or partial assignments or other instruments for the assignment of applicable operator-related Contracts, or entering into new operator-related Contracts with applicable Third Parties, (v) the post-Closing posting by Buyer of the necessary bond(s) required by MBOGC or BLM or such other appropriate Governmental Authority as security for any and all Plugging and Abandonment Obligations and any other operatorship obligations for said Operated Assets promptly after Buyer obtains knowledge of such required additional bond(s), and (vi) the release or partial release of Seller’s bonds applicable to the Oil Producing Properties as soon as practical following Closing; provided that Seller shall not be required to expend any funds (other than the cost of Seller’s internal resources and personnel) in satisfaction of its obligations under this Section 9.1 and any Governmental Authority or Third Party costs associated with this Section 9.1 shall be the responsibility of Buyer.

9.2       JOA Requirements. In the event any Third Party who is a party to an Operating Agreement (a “Contesting JOA Party”) asserts a claim that Seller has not complied with a JOA Requirement and seeks to challenge the transfer pursuant to this Agreement of Seller’s interest in the Lease(s) or Well(s) subject to such Operating Agreement (the “Associated Property”), then Buyer may, at its option, retransfer the Associated Property to Seller and Seller shall pay to Buyer the Allocated Value of such property. Upon the exercise of such option by Buyer, Seller shall use commercially reasonable efforts to comply with the applicable JOA Requirements. Upon compliance with the applicable JOA Requirements by Seller, to the reasonable satisfaction of Buyer, Seller and Buyer agree that Buyer shall repurchase the Associated Property from Seller for the Allocated Value thereof, such repurchase subject to the terms and conditions herein, tailored as appropriate for the closing of such repurchase. For purposes of this Section 9.2, “JOA Requirement” shall mean with respect to an Operating Agreement, any advance notice requirement or provision requiring Seller to provide a party notice of the Seller’s intent to sell its interest in the Associated Property.

ARTICLE 10

POSSESSION AND CORPORATE AUTHOIRITY FOR CLOSING

10.1     Possession. Buyer shall be entitled to possession of the Assets on the Effective Date, subject to Closing and the terms of this Article.

10.2     Authorization to Close. The Parties recognize that Seller is, as of the date of this Agreement, an involuntarily dissolved corporation by the Montana Secretary of State. Buyer’s obligation to close shall be contingent upon Seller obtaining the requisite legal authority to sell and convey the assets to Buyer per the terms of this Agreement.

10.3     Operations. In the interim between the Effective Date and Closing, Buyer and Seller agree to collaborate in transferring the operating rights and responsibilities associated with the Assets to Buyer under a form of contract operator or sublease to be mutually agreed to and negotiated in good faith between the Parties. Provided, however, in the event that Closing does not occur, Seller shall - subject to Buyer’s remedies in the event Closing does not occur by reason of Seller’s breach - be entitled to retake possession and operation of the Assets.

ARTICLE 11

RESERVED

ARTICLE 12

RESRVED

ARTICLE 13

CLOSING

13.1     Closing Date. The closing under this Agreement shall take place at 9:00 a.m. on July 31, 2020, at the offices of Patten, Peterman, Bekkedahl & Green, PLLC in Billings, Montana, or at such other time as Buyer and Seller may mutually agree upon, but in no event later than thirty (30) days subsequent to July 31, 220 it being understood that time is of the essence of this Agreement, provided that Seller shall have secured the legal authority and ability to sell the Assets.

13.2     Closing Actions. At the Closing:

(a)       Seller shall:

(i)        execute, acknowledge and deliver to Buyer a conveyance of the Assets, , in the form attached hereto as Exhibit C (with Exhibits A and B attached thereto), effective as to runs of oil as of the Effective Date (the “Conveyance”); and

(ii)       deliver to Buyer such other bills of sale, assignments, documents and other instruments of transfer and conveyance as may reasonably be requested by Buyer, each in form and substance satisfactory to Buyer and Seller; and

(iii)      execute and deliver to Buyer mutually agreeable transfer orders or letters in lieu thereof, directing the applicable operator to make payment of proceeds attributable to production from the Oil Producing Properties after the Effective Date to Buyer; and

(iv)     execute and deliver to Buyer necessary governmental form assignments for any federal or state leases included in Exhibit A, each in form and substance satisfactory to Buyer and Seller; and

(v)      subject to Section 9.1, execute and deliver to Buyer the necessary documents required by applicable Governmental Authorities, or to address Operator Transfer Restrictions, for the change of operator from Seller to Buyer for the Operated Assets, and execute and deliver the necessary documents to assign (or partially assign, as applicable) the operator-related Contracts or Permits with respect to the Operated Assets;

(vi)     deliver to Buyer a non-foreign affidavit, as such affidavit is referred to in Section 1445(b)(2) of the Code, dated as of the Closing Date; and

(vii)    turn over possession of the Assets; and

(viii)   within fourteen (14) days after Closing, deliver to Buyer the Records described in Section 2.1(f).

(b)        Buyer shall:

(i)        deliver to the Seller, by wire transfer to an account designated by Seller in a bank located in the United States, an amount equal to the Purchase Price minus the Deposit ; and

(ii)       execute, acknowledge and deliver to Seller the Conveyance; and

(iii)     execute necessary governmental form assignments for federal leases included in Exhibit A, each in form and substance satisfactory to Buyer and Seller; and

(iv)     subject to Section 9.1, execute and deliver to Seller the necessary documents required by applicable Governmental Authorities or to address Operator Transfer Restrictions for the change of operator from Seller to Buyer for the Operated Assets, and execute and deliver the necessary documents to assign (or partially assign, as applicable) the operator-related Contracts or Permits with respect to the Operated Assets.

(c)        Seller Shareholder shall:

(i)        along with Seller, execute, acknowledge and deliver to Buyer a conveyance of the Assets, in the form attached hereto as Exhibit C (with Exhibits A and B attached thereto), effective as to runs of oil as of the Effective Date (the “Conveyance”); and

(ii)       deliver to Buyer such other bills of sale, assignments, documents and other instruments of transfer and conveyance as may reasonably be requested by Buyer, each in form and substance satisfactory to Buyer and Seller.

13.3     Immediate Post-Closing Actions. Actions. Seller, Seller Shareholder, and Buyer shall cooperate to record the Conveyances with the Clerk and Recorder’s Office in Petroleum and Garfield Counties, Montana, as applicable, on the Closing Date, unless recording on such date is not logistically possible, in which case it shall be recorded the next Business Day or such other day mutually agreed by the Parties. Recording costs shall be paid by Buyer. Seller and Buyer shall cooperate to promptly deliver for filing, as soon as logistically possible after Closing, required governmental form assignments with the applicable Governmental Authorities, with any filing fees paid by Buyer. Seller and Buyer shall cooperate to promptly deliver for filing, as soon as logistically possible after Closing, all necessary documents and instruments to effectuate the transfer of operatorship from Seller to Buyer for the Operated Assets, including the transfer or assignment of any associated operator-related Permits or Contracts. Any filing fees or other fees or costs of Governmental Authorities or Third Parties associated with such transfer of operatorship shall be paid by Buyer.

ARTICLE 14

ACCOUNTING ADJUSTMENTS

14.1    General Provisions. Appropriate adjustments shall be made between Buyer and Seller so that (i) all expenses which are incurred in the operation of the Oil Producing Properties before the Effective Date will be borne by Seller and all proceeds (net of applicable production, severance and similar taxes) from sale of oil produced therefrom before the Effective Date will be received by Seller, and (ii) all expenses which are incurred in the operation of the Oil Producing Properties after the Effective Date will be borne by Buyer and all proceeds (net of applicable production, severance and similar taxes) from the sale of oil produced therefrom after the Effective Date will be received by Buyer. It is agreed that, in making such adjustments: (i) all expenses or proceeds as provided in the first sentence in this Section 14.1 shall be calculated using Seller’s accrual method accounting practices consistent with the practices used to prepare its financial statements; (ii) oil which was produced from the Oil Producing Properties and which was, on the Effective Date, stored in tanks located on the Oil Producing Properties (or located elsewhere but used by Seller to store oil produced from the Oil Producing Properties prior to delivery to oil purchasers) shall be deemed to have been produced after the Effective Date; (iii) ad valorem taxes assessed with respect to a period which the Effective Date splits (regardless of whether such taxes are computed based upon production in a prior period) shall be prorated based on the number of days in such period which fall on each side of the Effective Date (with the day on which the Effective Date falls being counted in the period after the Effective Date), and shall, where the current year’s taxes are not yet known, be based on the previous year’s taxes; and (iv) no consideration shall be given to the local, state or federal income tax liabilities of any Party. With respect to the Operated Assets, the above provisions shall apply to Seller’s applicable share corresponding to Seller’s applicable Working Interests for such Operated Assets. The provisions of this Section shall apply in such a manner so as not to give the components and calculations duplicative effect to any item of adjustment and, except as otherwise expressly provided in this Agreement.

14.2     Final Purchase Price. As soon as practicable after Closing, but in no event more than sixty (60) days thereafter, Seller shall prepare in accordance with this Agreement and with generally accepted accounting principles, a statement (the “Statement”) setting forth each adjustment or payment that was not finally determined at Closing, and showing the calculation of the final Purchase Price based upon such Statement (the “Final Purchase Price”). As soon as practicable after the receipt of the Statement, but in no event longer than ten (10) days from date of receipt, Buyer shall deliver to Seller a written report containing any proposed changes. In the event Buyer shall fail to propose any changes to the Statement, the Statement shall be deemed to set forth the Final Purchase Price. The Parties shall attempt to agree as to the amount due pursuant to such post-Closing adjustment no later than ten (10) days after the Buyer’s receipt of the Statement. The date upon which said agreement is reached shall be herein called the “Settlement Date.” In the event that (i) the Final Purchase Price is more than the amount delivered to Seller at the Closing, Buyer shall pay to Seller within five (5) Business Days subsequent to the Settlement Date, in immediately available federal funds, the amount of such difference, or (ii) the Final Purchase Price is less than the amount delivered to Seller at Closing, Seller shall pay to Buyer within five (5) Business Days subsequent to the Settlement Date, in immediately available federal funds, the amount of such difference. All invoices received prior to the Settlement Date for expenses which are incurred in the operation of the Oil Producing Properties (i) before the Effective Date will be forwarded to and paid by Seller and (ii) after the Effective Date will be forwarded to and paid by Buyer. All proceeds received prior to the Settlement Date (net of applicable production, severance and similar taxes) from sale of oil therefrom (i) before the Effective Date will be forwarded to and retained by Seller, and (ii) after the Effective Date will be forwarded to and retained by Buyer. The treatment of invoices and proceeds in the preceding two sentences shall be reflected in the Statement as appropriate.

ARTICLE 15

ASSUMPTION OF LIABILITIES, INDEMNIFICATION AND DAMAGES

15.1     Assumption of Liabilities. Subject to Section 15.2 and Section 16.1, Buyer shall, on the date of Closing, agree (and, upon the delivery to Buyer of the Conveyance shall be deemed to have agreed) (a) to assume, and to timely pay and perform, all duties, obligations and liabilities relating to the ownership and/or operation of the Assets after the Effective Date (including, without limitation, those arising under the Contracts described in Section 2.1(d) above), and (b) to defend, indemnify and hold Seller Indemnitees harmless from and against any and all Adverse Consequences of any kind or character arising out of or otherwise relating to the ownership and/or operation of the Assets after the Effective Date. In connection with (but not in limitation of) the foregoing, and again subject to Section 15.2 and Section 16.1, it is specifically understood and agreed that matters arising out or otherwise relating to the ownership and/or operation of the Assets after the Effective Date shall include all matters arising out of the condition of the Assets on the Effective Date (including, without limitation, within such matters all Plugging and Abandonment Obligations with respect to Wells, obligations to restore the surface of the Oil Producing Properties, and to comply with, or to bring the Oil Producing Properties into compliance with, applicable Environmental Laws, including conducting any remediation activities which may be required on or otherwise in connection with activities on the Oil Producing Properties), regardless of when the events occurred which give rise to such condition (and regardless of whether Seller, its officers, employees, agents or other representatives, were wholly or partially negligent or otherwise, at fault), and the above provided for assumptions and indemnifications by Buyer shall expressly cover and include such matters so arising out of such condition. This indemnification expressly includes any claims that arise as a result of strict liability.

15.2     Audits. Notwithstanding any other provision in this Agreement, Seller shall be fully responsible for, and shall defend, indemnify and hold harmless the Buyer Indemnitees from any Adverse Consequences resulting from any Third Party Audit or any Government Audit relating to the ownership and/or operation of the Oil Producing Properties prior to the Effective Date.

15.3     RESERVED.

15.4     Indemnification Procedure. Whenever any claim shall arise for indemnification hereunder, either between the Parties or involving a claim by a Third Party, the Person entitled to indemnification (the “Indemnified Person”) shall provide written notice to the other Party (the “Indemnifying Party”) within ten (10) days of receipt of a Third Party Claim, or within sixty (60) days of becoming aware of the right to indemnification for other claims, and, as expeditiously as possible thereafter, the facts constituting the basis for such claim. In connection with any claim giving rise to indemnity hereunder, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Person, may assume the defense of any such claim or legal proceeding with counsel reasonably satisfactory to the Indemnified Person. The Indemnified Person shall be entitled to participate in the defense of any such action, with its counsel and at its own expense. If the Indemnifying Party does not assume the defense of any such claim or litigation resulting therefrom, the Indemnified Person may, but shall not be obligated to, defend against such claim or litigation in such manner as it may deem appropriate including, but not limited to, settling such claim or litigation, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Person may deem appropriate and no action taken by the Indemnified Person in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided.

15.5     Damages. NOTWITHSTANDING ANYTHING CONTAINED TO THE CONTRARY IN ANY OTHER PROVISION OF THIS AGREEMENT OR THE CLOSING DOCUMENTS, SELLER AND BUYER AGREE THAT THE RECOVERY OF ANY DAMAGES SUFFERED OR INCURRED AS A RESULT OF ANY BREACH BY EITHER PARTY OF ANY OF ITS REPRESENTATIONS, WARRANTIES OR OBLIGATIONS UNDER THIS AGREEMENT SHALL BE LIMITED TO THE ACTUAL DAMAGES SUFFERED OR INCURRED AS A RESULT OF THE BREACH BY THE BREACHING PARTY OF ITS REPRESENTATIONS, WARRANTIES OR OBLIGATIONS HEREUNDER AND IN NO EVENT SHALL THE BREACHING PARTY BE LIABLE TO THE NON-BREACHING PARTY FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY DAMAGES ON ACCOUNT OF LOST PROFITS OR OPPORTUNITIES OR LOST OR DELAYED PRODUCTION) SUFFERED OR INCURRED BY THE NON-BREACHING PARTY AS A RESULT OF THE BREACH BY THE BREACHING PARTY OF ANY OF ITS REPRESENTATIONS, WARRANTIES OR OBLIGATIONS HEREUNDER, EXCEPT FOR SUCH DAMAGES ACTUALLY PAYABLE BY EITHER PARTY TO A THIRD PARTY PURSUANT TO INDEMNITY OBLIGATIONS HEREIN.

15.6     Plugging and Abandonment Obligations. NOTWITHSTANDING ANYTHING CONTAINED TO THE CONTRARY IN ANY OTHER PROVISION OF THIS AGREEMENT, IT IS EXPRESSLY AGREED FOR ALL PURPOSES OF THIS AGREEMENT THAT (a) THE PLUGGING AND ABANDONMENT OBLIGATIONS CONSTITUTE OBLIGATIONS ASSUMED BY BUYER, (b) THE PLUGGING AND ABANDONMENT OBLIGATIONS SHALL NOT CONSTITUTE DEFECTS, (c) EXCEPT AS PROVIDED IN THIS AGREEMENT, (i) SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO THE PLUGGING AND ABANDONMENT OBLIGATIONS, AND (ii) SELLER SHALL HAVE NO LIABILITIES OR OBLIGATIONS WITH RESPECT TO THE PLUGGING AND ABANDONMENT OBLIGATIONS; PROVIDED THAT NOTHING IN THIS SECTION 12.3 SHALL LIMIT BUYER’S REMEDIES FOR A BREACH OF THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 4.1(j).

ARTICLE 16

SURVIVAL

16.1     Survival of Provisions. Except where a different time is specified therein, the representations and warranties in Articles 4 and 5 of this Agreement shall be true at the Closing Date. All representations and warranties made by the Buyer and Seller, respectively, will survive the Closing for a period of one (1) year from the Closing Date, except that any such representation and warranty that would otherwise terminate will continue to survive if a notice has been given pursuant to Section 15.4 in good faith containing specific facts establishing a valid indemnity claim on or prior to such termination date, until such claim for indemnification has been satisfied or otherwise resolved. Subject to the foregoing, and to Section 16.1. Notwithstanding the foregoing, nothing contained in this Section shall alter, limit or otherwise affect the rights and obligations of the Parties set forth in Articles 14 through 16 inclusive that shall also survive the Closing and the delivery of the Conveyance. Subject to the above provisions in this Section and in Article 15, Seller shall defend, indemnify and hold harmless Buyer Indemnitees from and against, any and all Adverse Consequences suffered, incurred or sustained by it or to which it becomes subject, resulting from, arising out of or relating to any breach of representation or warranty of Seller.

ARTICLE 17

GENERAL PROVISIONS

17.1     No Brokers. Seller and Buyer represent and warrant to each other that neither has used the services of a broker or other finder or will become obligated to pay any claim for brokerage commissions, finder’s fees or similar compensation in connection with the execution or performance of this Agreement of the transactions contemplated herein. Seller agrees to defend, indemnify and hold harmless Buyer Indemnitees from and against any and all Adverse Consequences of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, Seller with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Buyer agrees to defend, indemnify and hold harmless Seller Indemnitees from and against any and all Adverse Consequences of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, Buyer with any broker or finder in connection with this Agreement or the transaction contemplated hereby.

17.2     [RESERVED.]

17.3     Notices. All notices and other communications required under this Agreement shall (unless otherwise specifically provided herein) be in writing and be delivered personally, by recognized commercial courier or delivery service (which provides a receipt), by facsimile (with receipt acknowledged), by electronic transmission, or by registered or certified mail (postage prepaid), at the following addresses:

If to Buyer:

Cat Creek Holdings LLC
P.O. Box 953

231 Skookum Road
Lakeside, MT 59922

With a copy to:

Patten, Peterman, Bekkedahl & Green, PLLC
Attn: Patrick G.N. Beddow
2817 2nd Ave. North, Ste. 300
Billings, MT 59101

If to Seller:

Larry Carrell
773 Hanson Creek Road
Lewistown, MT 59457

and shall be considered delivered on the date of receipt. Either Seller or Buyer may specify as its proper address any other post office address within the continental limits of the United States by giving notice to the other Party, in the manner provided in this Section, at least ten (10) days prior to the effective date of such change of address.

17.4     Public Announcements; Confidential Information. Neither Party will issue any press release or otherwise make any public statements with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other Party, which consent shall not be unreasonably withheld, unless required by Law or applicable securities agencies. Failure of either Party to respond within three (3) business days to a request by the other Party for consent to a press release or public statement shall be deemed a consent to such request. If a Party is required by Law to make any such disclosure, including, but not limited to, disclosure in connection with any United States securities offering or public financing by such Party or its Affiliates, to the extent permitted by Law, it must first provide to the other Party the content of the proposed disclosure and afford such other Party a reasonable opportunity to comment upon and propose changes in the disclosure.

17.5     Disclaimers Conspicuous. Seller and Buyer agree that, to the extent required by applicable Law to be effective, the disclaimers of certain representations and warranties or other disclaimers herein are “conspicuous” disclaimers for the purpose of any such Laws.

17.6     Further Assurances. After the Closing, each Party shall execute and deliver, and shall otherwise cause to be executed and delivered, from time to time and upon the other Party’s reasonable request, such further instruments, notices, division orders, transfer orders and other documents, and do such other and further acts and things, as may be reasonably necessary to more fully and effectively grant, convey and assign the Assets to Buyer and to transfer operatorship of the Operated Assets to Buyer.

17.7     Assignment. Neither Party shall have the right to assign its rights under this Agreement, without the prior written consent of the other Party first having been obtained, which consent shall not be unreasonably withheld. The Agreement shall be binding on the Parties hereto and their respective permitted successors and assigns.

17.8     Expenses. Each Party shall bear and pay all expenses incurred by it in connection with the transaction contemplated by this Agreement.

17.9     Entire Agreement. This Agreement and the Closing Documents contain the entire understanding of the Parties hereto with respect to subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions among the Parties with respect to such subject matter.

17.10   Interpretation. The descriptive headings contained in this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Within this Agreement words of any gender shall be held and construed to cover any other gender, and words in the singular shall be held and construed to cover the plural, unless the context otherwise requires. The term “including” shall mean “including without limitation.”

17.11   [RESERVED.]

17.12   Amendment and Waiver. This Agreement may be amended, modified, supplemented, restated or discharged (and provisions hereof may be waived) only by an instrument in writing signed by the Party against whom enforcement of the amendment, modification, supplement, restatement or discharge (or waiver) is sought.

17.13   No Merger. The representations and warranties herein and the indemnity obligations herein shall be deemed to apply to any representations or warranties contained in all assignments, conveyances, transfers and other documents conveying any of the Assets from Seller to Buyer, provided, however, that as so applied such representations and warranties and indemnity obligations shall be subject to all applicable provisions in the Agreement, including without limitation, the survival period provisions in Section 16.1. There shall not be any merger of any such representations or warranties or indemnity obligations in such assignments, conveyances, transfers or other documents, notwithstanding any rule of law, equity or statute to the contrary, and all such rules are hereby waived.

17.14   Counterparts. This Agreement may be executed by Seller and Buyer in any number of counterparts, each of which shall be deemed to be an original instrument, but all of which together shall constitute one and the same instrument. Execution may be evidenced by facsimile or electronic signatures with original signatures to follow promptly.

17.15   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Montana, and venue shall be in Yellowstone County, Montana.

17.16   Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions of this Agreement shall continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and intent of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY BLANK - SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement is executed by the Parties hereto on the date set forth above.

Carrell Oil Company

By:	/s/ Larry Carrell
	Name:	Larry Carrell
	Title:	President

Cat Creek Holdings LLC

By:	/s/ Mark See
	Name:	Mark See
	Title:	President

THE FIRST AMENDED LLOYD CARRELL TRUST, DATED MARCH 28, 2018

/s/ Larry Carrell
Larry Carrell, Successor Co-Trustee

APPENDIX 1

DEFINED TERMS

The following terms shall have the applicable defined meaning as used in this Agreement:

“Actions or Proceedings” means any action, suit, proceeding, claims, demands, complaints, arbitration or Governmental Authority notice or investigation.

“Adverse Consequences” means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, deficiencies, costs, liabilities, obligations, taxes, liens, losses, expenses, and fees, including, without limitation, court costs, interest and reasonable fees of attorneys, accountants and other experts or other reasonable expenses of litigation or other proceedings or of any claim, default or assessment.

“AFE” has the meaning ascribed to it in Section 4.1(k).

“Affiliate” means any Person that directly, or indirectly through one of more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise.

“Allocated Value” has the meaning ascribed to it in Section 3.1.

“Allocated Value Property” has the meaning ascribed to it in Section 3.1.

“Agreement” has the meaning ascribed to it in the preamble.

“Assets” has the meaning ascribed to it in the last paragraph of Section 2.1.

“Associated Property” has the meaning ascribed to it in Section 9.2.

“Base Purchase Price” has the meaning ascribed to it in Section 3.1.

“BLM” shall mean the United States Department of the Interior Bureau of Land Management.

“Business Day” shall mean a day on which national banks in Montana are open for business.

“Buyer” has the meaning ascribed to it in the preamble.

“Buyer Indemnitees” means Buyer and its Affiliates and their respective directors, officers, employees and agents.

“Buyer’s Closing Documents” shall mean the documents delivered by Buyer at Closing pursuant to Section 13.2(b)(ii), (iii) and (iv).

“Closing” shall mean the execution and and delivery by the Parties of this Agreement and the other documents and agreements required to be executed and exchanged simultaneously with this Agreement.

“Closing Date” shall have the meaning ascribed to it in Section 13.1.

“Closing Documents” shall mean collectively the Seller’s Closing Documents and the Buyer’s Closing Documents.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Contract” means any agreement, lease, license, evidence of indebtedness, mortgage, indenture, security agreement or other contract.

“Contesting JOA Party” has the meaning ascribed to it in Section 9.2.

“Conveyance” has the meaning ascribed to it in Section 13.2(a)(i).

“COPAS” has the meaning commonly ascribed to such term in the oil and gas industry.

“Defect” means the following:

(a)       Seller’s ownership of the Oil Producing Properties is such that, with respect to an Allocated Value Property listed on Exhibit B hereto, (A) Seller is entitled to receive a decimal share of the oil produced from, or allocated to, such Allocated Value Property, at any time throughout the entire productive life of such Allocated Value Property, which is less than the decimal share set forth on Exhibit B in connection with such Allocated Value Property in the column headed “Net Revenue Interest” or (B) Seller is obligated to bear a decimal share of the cost of operation of such Allocated Value Property, at any time throughout the entire productive life of such Allocated Value Property, greater than the decimal share set forth on Exhibit B in connection with such Allocated Value Property in the column headed “Working Interest” without a proportionate (or greater) increase in the Net Revenue Interest.

(b)       Seller’s ownership of an Oil Producing Property is subject to a Lien other than (A) a Lien reflected on Schedule 7.2(b) hereto (any such Lien to be released at or prior to Closing), (B) a lien for taxes not yet delinquent, or (C) a construction, mechanic’s or materialmen’s lien (or other similar lien), or a lien under an operating agreement or similar agreement, to the extent the same relates to expenses incurred which are not yet due; or

(c)       Seller’s ownership of an Oil Producing Property is subject to a Preference Right or a Transfer Requirement requiring that consent to assignment be obtained, unless a waiver of such right or consent has been obtained with respect to the transaction contemplated hereby or, in the case of a Preference Right, an appropriate tender of the applicable interest has been made to the party holding such right, and such party has either declined to exercise such right, or the period of time required for such party to exercise such right has expired without such party exercising such right; or

(d)       Seller’s ownership of an Oil Producing Property is subject to an imperfection in title which, if asserted, could have a material adverse effect on Seller’s ability to obtain access to, produce, treat, transport or otherwise market hydrocardons from the Oil Producing Properties, and such imperfection in title is not such as would normally be waived by persons engaged in the oil and gas industry and in possession of all relevant facts when purchasing producing properties; or

(e)       An Oil Producing Property is in violation of applicable Environmental Laws in any material respect.

“Effective Date” has the meaning ascribed to it in Section 2.2.

“Environmental Law” means any Law or Order relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata).

“Environmental Liabilities” shall mean all Adverse Consequences and liabilities pertaining to the Assets arising from any Environmental Law which results from oil and gas exploration and production operations or other operations conducted with respect to the Assets, including but not limited to Adverse Consequences and liabilities related to:

1.	the transportation, storage, use or disposal of toxic or hazardous substances or hazardous, dangerous or non-dangerous oilfield substances or waste;

2.	the release, spill, escape or emission of toxic or hazardous substances;

3.	any other pollution or contamination of the surface, substrata, soil, air, ground water, surface water or marine environments;

4.	Adverse Consequences and liabilities suffered by Third Parties as a result of the occurrences in subparagraphs 1, 2 and 3 above; and

5.	any obligations imposed by any Law or Order to protect the environment or to rectify environmental problems.

“Government Audits” has the meaning ascribed to it in Section 4.1(l).

“Governmental Authority” means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States or any state, county, city or other political subdivision.

“Indemnified Person” has the meaning ascribed to it in Section 15.4.

“Indemnifying Party” has the meaning ascribed to it in Section 15.4.

“JOA Requirements” has the meaning ascribed to it in Section 9.2.

“Lands and Leases” has the meaning ascribed to it in Section 2.1(a).

“Laws” means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law, including the common law, of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental Authority.

“Leases” has the meaning ascribed to it in Section 2.1(a).

“Lien” means any mortgage, pledge, assessment, security interest, lease, lien, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

“Material Contract” means any written Contract currently in force and effect and constituting a part of the Assets, which if terminated, would materially and adversely affect the value of the Assets or Buyer’s ability to obtain access to, produce, treat, transport or otherwise market hydrocardons from the Oil Producting Properties from and after the Closing.

“MBOGC” shall mean the State of Montana Board of Oil and Gas Conservation.

“Net Revenue Interest” or “NRI” has the meaning commonly ascribed to such term in the oil and gas industry.

“Nonoperated Assets” shall mean the Oil Producing Properties for which Seller is not the operator under applicable Operating Agreements, as identified in the definition of Operating Agreements.

“O&G Taxes” means all ad valorem, property, production, excise, net proceeds, severance, windfall profit and all other taxes and similar obligations assessed against the Oil Producing Properties or based upon or measured by the ownership of the Oil Producing Properties or the production of oil or the receipt of proceeds therefrom, other than income taxes.

“Oil Producing Properties” has the meaning ascribed to it in the last paragraph of Section 2.1.

“Operated Assets” shall mean the Oil Producing Properties for which Seller is the operator under applicable Operating Agreements, as identified in the definition of Operating Agreements.

“Operating Agreements” means the following agreements applicable to the Oil Producing Properties, under which the Seller is either the operator or a non-operator as identified below:

[PAT TO PROVIDE AGREEMENTS TO FILL IN]

________________________________________________;

________________________________________________;

________________________________________________;

________________________________________________;	and

________________________________________________.

“Operator Transfer Restriction” shall mean any required notice to, or consent, approval, or authorization from, any Third Party which is required under an Operating Agreement or any other agreement or instrument to be obtained, made or complied with for or in connection with the transfer of operator from Seller to Buyer with respect to the Operated Assets.

“Order” means any writ, judgment, decree, injunction or other order of any Governmental Authority (in each such case whether preliminary or final).

“Party” and “Parties” has the meaning ascribed to it in the preamble.

“Permits” means all licenses, permits, certificates of authority, authorizations, registrations, franchises and similar consents granted or issued by any Governmental Authority.

“Permitted Encumbrances” shall mean:

1.	Liens for taxes, assessments and governmental charges which are not due or delinquent at the Closing Date;

2.	division orders and sales contracts terminable without penalty upon no more than 60 days notice;

3.	Preference Rights and Transfer Requirements requiring Third Party consents to assignment and similar agreements with respect to which waivers or consents are obtained from the appropriate parties or the appropriate time period for asserting the rights has expired on or prior to Closing without an exercise of such rights;

4.	lessors’ royalties, overriding royalties, net profits interests, production payments, reversionary interests and similar burdens if the net cumulative effect of such burdens does not operate to reduce the NRI for the applicable Allocated Value Property below that described in Exhibit B for the entire productive life of such properties.

5.	construction, mechanics’, builders’, materialmen’s, contractor’s, operator’s or similar liens and charges arising in the ordinary course of business for obligations incurred, services rendered or goods supplied for which payment is not delinquent, or if delinquent, that are being contested in good faith by appropriate action at the Closing Date;

6.	Routine Governmental Approvals;

7.	conventional rights of reassignment prior to termination of a lease or other interest requiring not more than 60 days written notice to the holders of such rights;

8.	easements, rights of way, servitudes and other similar rights in lands which in total do not materially impair the use of the Oil Producing Properties as being used at the Closing Date;

9.	legally binding requirements imposed by Law or Governmental Authorities concerning rates of production from operations on any of the Oil Producing Properties or otherwise affecting recoverability of natural gas from the Oil Producing Properties which are generally applicable to the oil and gas industry in Montana;

10.	all other Liens, charges, Contracts, leases, agreements, (including but not limited to all operating agreements, unit agreements and unit operating agreements affecting the Oil Producing Properties), Orders, instruments, documents, obligations, defects and irregularities affecting the Oil Producing Properties or the units or wells to which they relate that individually or in the aggregate:

(a)       are not such as to interfere with the operation, value or use of the Oil Producing Property to which they pertain, or

(b)       do not unreasonably delay the receipt or prevent Buyer from receiving the proceeds of production from any of the units or wells to which the Oil Producing Property pertains, or

(c)       do not and will not, with respect to the interest of Seller (or Buyer from and after the Closing) with respect to oil produced from any Well (i) reduce such interest below the NRI for the applicable Allocated Value Property described in Exhibit B or (ii) increase the percentage of the costs or expenses applicable to such interest above the WI set forth on Exhibit B for such Allocated Value Property for the entire productive life of such property.

“Person” means any natural person, corporation, limited liability company, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental Authority.

“Plugging and Abandonment Obligations” shall mean any and all liabilities arising out of or attributable to the plugging, abandonment or removal or any obligation to plug, abandon or remove any Well, flow lines, equipment, fixtures, facilities or other property comprising part of the Assets.

“Preference Rights” means a right of first refusal, preferential right to purchase, pre-emptive right of purchase or similar right whereby a Third Party has the right to acquire or purchase a portion of the Oil Producing Properties as a consequence of Seller having agreed to sell the Oil Producing Properties to Buyer in accordance with the terms of this Agreement.

“Purchase Price” has the meaning ascribed to it in Section 3.1.

“Records” has the meaning ascribed to it in Section 2.1(f).

“Routine Governmental Approvals” has the meaning ascribed to it in Section 4.1(c).

“Seller” has the meaning ascribed to it in the preamble; however, to the extent any distributions were deemed to have occurred from Carrell Oil Company as a result of, or since, the death of Lloyd Carrell, Seller Shareholder shall be deemed to be included in said definition.

“Seller Indemnitees” means Seller and its Affiliates and their respective directors, officers, employees and agents.

“Seller Shareholder” has the meaning ascribed to it in the preamble.

“Seller’s Closing Documents” shall mean the documents delivered by Seller at Closing pursuant to Section 13.2(a)(i) through (vi).

“Seller’s Knowledge” means the constructive knowledge of any of the following Persons: Larry Carrell and _______, and _____,

“Settlement Date” has the meaning ascribed to it in Section 14.2.

“Statement” has the meaning ascribed to it in Section 14.2.

“Surface Rights” means all rights to use the surface of land in connection with the Oil Producing Properties, including the right to enter upon and occupy the surface of land on which the Wells are located and rights to cross or otherwise use the surface of land for access to the Oil Producing Properties.

“Third Party” shall mean any Person other than Seller or Buyer or their respective Affiliates.

“Third Party Audits” has the meaning ascribed to it in Section 4.1(l).

“Transfer Requirement” shall mean any consent, approval, or authorization of, or required notice or governmental filing with, any Third Party or Governmental Authority which is required to be obtained, made or complied with for or in connection with the sale of the Assets to Buyer as contemplated by this Agreement, including Operator Transfer Restrictions.

“Well” has the meaning ascribed to it in Section 2.1(a).

“Working Interest” or “WI” has the meaning commonly ascribed to such term in the oil and gas industry.

EXHIBIT A

LEASES AND LANDS

Attached to that certain Asset Purchase and Sale Agreement
By and Carrell Oil Company and Cat Creek Holdings LLC.

Dated July 1, 2020

LANDS:

Township 15 North, Range 29 East, MPM

Section 9: NE, E/2SE
Section 10: S/2NW, S/2
Section 11: NWSW, S2S2
Section 12: SWSW
Section 13: W2NW
Section 14: N2NW, SENW, NE

LEASES/LANDS/UNITS:

- Unit designation (Cat Creek Sands)

- MTM-068656-X - Oil and Gas Secondary Unit 1,240 acres

- Established: August 25, 1958

- Cat Creek 1st Formation

- Cat Creek 2nd Formation

- Operator: Carrell Oil Company

January 15, 1999

- Bond: MT-0929

January 15, 1999

OGL’s:	MTBIL-022077	MTBIL-022167-A	MTBIL-022205-A
	MTBIL-022205-B	MTBIL-022237	MTBIL-022307
	MTBIL-022314	MTBIL-022316	MTBIL-022317
	MTBIL-022331-A	MTBIL-035347	MTBIL-039901

- MTM-068656-B - Oil and Gas Participating Area 560 acres

- Established: August 25, 1958

- UA Cat Creek Sands

- West Dome PA 2

Effective: 8-1-1959

- Operator: Carrell Oil Company

- MTM-068656-A - Oil and Gas Participating Area 680 acres

- Established: July 18-1961

- UA Cat Creek Sands

- East Dome PA 1

Effective: 11-1-1961

- Operator: Carrell Oil Company

- Unit designation (Cat Creek East Ellis)

- MTM-068657-X - Oil and Gas Secondary Unit 589.91 acres

- Established: July 19, 1973

- Ellis; Ellis Sand Formation

- Operator: Carrell Oil Company

August 13, 1997

- Bond: MT-0929

August 13, 1997

OGL’s: MTBIL-038176

- MTBIL-038176 [Tract #1, 2 & 3 – Cat Creek East Ellis)

- Effective: 6-1-1941

- Lessee: Carrell Oil Company – 100%

- Assignment: Robert L. Hoss to Carrell Oil Co.

Filed: 3-31-1997

Approved: 8-25-1997

14N-31E/6: Lots 2; 3; 4; 5; 6; 7; SWNE; SENW; E2SW; W2SE

- MTBIL-022077 [Tract #1 East Dome) - Effectively Committed

- Effective: 1-17-1921

- Lessee : Herbert D. Hadley – 97.24%

  Jewell Enlow – 2.76%

15N-29E/10: SESE 11: SWSW

- MTBIL-022167-A [Tract #2 East Dome) - Effectively Committed

- Effective: 12-14-1920

- Lessee: Carrell Oil Company – 100%

- Assignment: Cenex to Carrell Oil Co.

Filed: 2-25-1997

Effective: 2-1-1999

15N-29E/11: SWSE

  14: NWNE; N2NW

- MTBIL-022307 [Tract #3 East Dome] - Effectively Committed

- Effective: 1-25-1920

- Lessee: Carrell Oil Company – 100%

- Assignment: Cenex to Carrell Oil Co.

Filed: 2-25-1997

Effective: 2-1-1999

15N-29E/14: SWNE

- MTBIL-022314 [Tract #4 East Dome] - Effectively Committed

- Effective: 9-9-1920

- Lessee: Carrell Oil Company – 100%

- Assignment: Cenex to Carrell Oil Co.

Filed: 2-25-1997

Effective: 2-1-1999

15N-29E/13: SWNW

Subject to outstanding segregated operating rights limited to all depths and formations below the base of the swift sandstone formation (known as the deep sands)

- MTBIL-022316 [Tract #5 East Dome] - Fully Committed

- Effective: 4-4-1922

- Lessee: Carrell Oil Company – 100%

- Assignment: Cenex to Carrell Oil Co.

Filed: 2-25-1997

Effective: 2-1-1999

15N-29E/11: SESE

Subject to outstanding segregated operating rights limited to all depths and formations below the base of the swift sandstone formation (known as the deep sands)

- MTBIL-022317 [Tract #6 East Dome]- Effectively Committed

- Effective: 5-24-1923

- Lessee: Carrell Oil Company – 100%

- Assignment: Cenex to Carrell Oil Co.

Filed: 2-25-1997

Effective: 2-1-1999

15N-29E/14: SENW

Subject to outstanding segregated operating rights limited to all depths and formations below the base of the swift sandstone

- MTBIL-022331-A [Tract #7 East Dome] - Effectively Committed

- Effective: 1-24-1921

- Lessee: Carrell Oil Company – 100%

- Assignment: Cenex to Carrell Oil Co.

Filed: 2-25-1997

Effective: 2-1-1999

15N-29E/13: NWNW 14: E2NE

Subject to outstanding segregated operating rights limited to all depths and formations below the base of the swift sandstone formation:

15N-29E/13: NWNW

- MTBIL-034347 [Tract #8 East Dome] - Effectively Committed

- Effective: 3-30-1921

- Lessee: Carrell Oil Company – 100%

- Assignment: Cenex to Carrell Oil Co.

Filed: 2-25-1997

Effective: 2-1-1999

15N-29E/12: SWSW

Subject to outstanding segregated operating rights limited to all depths and formations below the base of the swift sandstone formation (known as the deep sands)

- MTBIL-022205-A [Tract #11 West Dome]-Effectively Committed

- Effective: 11-13-1920

- Lessee: Carrell Oil Company – 100%

- Assignment: Cenex to Carrell Oil Co.

Filed: 2-25-1997

Effective: 2-1-1999

15N-29E/9: E2NE; SWNE; NESE

- MTBIL-022205-B [Tract #12 West Dome]-Effectively Committed

- Effective: 11-1-1920

- Lessee: Carrell Oil Company – 100%

- Assignment: Cenex to Carrell Oil Co.

Filed: 2-25-1997

Effective: 2-1-1999

15N-29E/9: SESE

- MTBIL-022237 [Tract #13 West Dome] - Effectively Committed

- Effective: 4-15-1921

- Lessee: Carrell Oil Company – 100%

- Assignment: Cenex to Carrell Oil Co.

Filed: 2-25-1997

Effective: 2-1-1999

15N-29E/10: N2SW; SWSW

Subject to outstanding segregated operating rights limited to all depths and formations below the base of the Ellis formation:

Subject to outstanding segregated operating rights limited to all depths and formations below the base of the swift sandstone formation:

- MTBIL-039901 [Tract #14 West Dome] - Effectively Committed

- Effective: 1-17-1921

- Lessee: Carrell Oil Company – 100%

- Assignment: Cenex to Carrell Oil Co.

Filed: 2-25-1997

Effective: 2-1-1999

15N-29E/10: SESW; SWSE

Subject to outstanding segregated operating rights limited to all depths and formations below the base of the swift sandstone formation (known as the deep sands):

FEE LEASES:

- Robert Fifer, et ux

  Bk.55, Pg.460

  15N-30E/20: E2NE

  21: Lots 3; 4 (N2NW)

- H.A. Brown

  Bk.9, Pg.497

  15N-30E/17: SE; W2NW; NESW

- Bert R. Benson

  Bk.4, Pg.496

  15N-29E/10: N2SE; N2NE

- Bert R. Benson

  Bk.4, Pg.496

  15N-29E/10: SWNE; N2NE (Overriding Royalty Interest Only)

  11: W2NW (Overriding Royalty Interest Only)

- Richard Ihde

  Bk.6, Pg.423

  15N-29E/11: N2SW; SENW; N2SE; SESW; S2SENE

- Earl Harlan

  Bk.4, Pg.441

  15N-29E/3: SW

  10: SENW; SWNW

- Nels D. Fradd

  Bk.84, Pg.256

  15N-29E/9: E2NWNE

STATE OF MONTANA LEASES:

- Agreement No.:	OG-6039-60
Status:	Producing – Active
Customer:	Carrell Oil Company – 100% working Interest
Legal Description:	15N-30E/16: NESW; SESW; SWSE
- Mosby Dome-Swift Sand Unit

- Agreement No.:	OG-8550-66
Status:	Producing – Active
Customer:	Carrell Oil Company – 100% working Interest
Legal Description:	15N-30E/16: NWSW
- Mosby Dome-Swift Sand Unit

- Agreement No.:	OG-8551-66
Status:	Producing – Active
Customer:	Carrell Oil Company – 100% working Interest
Legal Description:	15N-30E/16: SWSW
- Mosby Dome-Swift Sand Unit

FEE INTEREST - SURFACE ESTATE:

Township 15 North, Range 29 East, M.P.M.

Section 14: SWNE; SENW

Vesting Document:	Certificate of Redemption
Doc #53485
Dated: 8-11-2017

United States Patent (Exchange)
Doc.#42581;42582
Patent No.: 25-99-0149
25-99-150
Dated: 2-3-1999

DEEDED ROYALTY INTERESTS:

- Co-Personal	Doris J. Foley, Deceased
Representatives’	-to-
Royalty Deed	Carrell Oil Company, Montana corporation
Doc.#: 52221
Dated: 3-18-2013

Conveys “All interest of the Estate in and to the Estate’s royalty interest in the following... 15N-29E/10

- Co-Personal	Everard Book, Deceased
Representatives’	-to-
Royalty Deed	Carrell Oil Company, Montana corporation
Doc.#: 52222
Date: 3-6-2013

Conveys “All interest of the Estate in and to the Estate’s royalty interest in the following... 15N-30E/21

- Conservator’s	Nancy B. Johnson, Estate
Royalty Deed	-to-
Doc.#: 52223	Carrell Oil Company, Montana corporation
Date: 1-8-2013

Conveys “All interest of the Conservatorship Estate in and to the Estate’s royalty interest in the following ... 15N-29E/11

- Trustee’s	John S. Underwood Trust
Royalty Deed	-to-
Doc.#: 52560	Carrell Oil Company, Montana corporation
Date: 5-21-2014

Conveys “All interest of the Conservatorship Estate in and to the Estate’s royalty interest in the following... 15N-29E/10 & 11

DEEDED WORKING INTERESTS:

- Working Interest	Neil T. Bassett
Deed	-to-
Doc.#: 52678	Carrell Oil Company, Montana corporation
Date: 9-23-2014

Conveys “All my working interest in the following ... 15N-29E/11; 12; 13 & 14

- Working Interest	McKenna Oil, LLC
Deed	-to-
Doc.#: 53308	Carrell Oil Company, Montana corporation
Date: 12-28-2016

Conveys “All working interest in the following ... 15N-30E/16 & 21

- Working Interest	Kathleen Woodward
Deed	-to-
Doc.#: 53309	Carrell Oil Company, Montana corporation
Date: 12-30-2016

Conveys “All my working interest in the following ... 15N-30E/16 & 21

PROPERTY – SURFACE – LEASEHOLD

- Geocode Number:	55-2479-16-3-03-03-0000
Primary Owner:	Carrell Oil Company
Property Category:	Real Property – Agricultural/Timber
Legal Description:	15N-30E/16: Part SWNWSWSW; Part N2NWSWSWSW 2.36 acres
Appraisal:	Land= $18,187 (2020)

PERSONAL PROPERTY – MANUFACTURED HOMES

- Geocode Number:	55-2478-14-2-01-01-8001
Primary Owner:	Carrell Oil Company
Property Category:	Real Property
Legal Description:	Manufactured Home not attached to Real property
Serial# R276961
Title# E228142
Make: Schult. 1997 16x76
Location: 15N-29E/14

- Geocode Number:	55-2478-14-2-01-01-0001
Primary Owner:	Lloyd A. & Karen A. Carrell
Property Category:	Real Property
Legal Description:	Manufactured Home not attached to Real Property
Serial # HK5960AB
Make: 1996 Silvercrest Double Wide 28x72
Location: 15N-29E/14: SWNE

OILFIELD PERSONAL PROPERTY

- Geocode Number:	55-0001000702-001
Primary Owner:	Carrell Oil Company
Property Category:	Personal Property
Legal Description:	Oil & Gas Equipment; Portable Building

- Geocode Number:	55-0001000703-001
Primary Owner:	Carrell Oil Company
Property Category:	Personal Property
Legal Description:	Oil & Gas Equipment; Portable Building

- Geocode Number:	55-0001000704-001
Primary Owner:	Carrell Oil Company
Property Category:	Personal Property
Legal Description:	Ag. Implements/Machinery
Oil & Gas Equipment; Portable Building
Service/Workover Rigs & Related Equipment

- Geocode Number:	55-0001000705-001
Primary Owner:	Carrell Oil Company
Property Category:	Personal Property
Legal Description:	Oil & Gas Equipment; Portable Building
Service/Workover Rigs & Related Equipment

- Geocode Number:	55-0001000706-001
Primary Owner:	Carrell Oil Company
Property Category:	Personal Property
Legal Description:	Heavy Equipment and SM Equipment
Oil & Gas Equipment; Portable Building

- Geocode Number:	55-00010001216-001
Primary Owner:	Carrell Oil Company
Property Category:	Personal Property
Legal Description:	Oil & Gas Equipment; Portable Building

EXHIBIT B

WELLS, WI, NRI AND ALLOCATED VALUES

Attached to that certain Asset Purchase and Sale Agreement
By and Carrell Oil Company and Cat Creek Holdings LLC.

Dated July 1, 2020

Area: Township 15 North, Range 29 East - Petroleum County, MT

Well Name:	Unit 2 39
Field:	Cat Creek
Well Type:	Injection, EOR
Well Status:	Active Injection
Location:	15N-29E/9: SENESE
API#:	25-069-05192-00-00

Well Name:	Harlan 11
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-29E/10: SWSWNW
API#:	25-069-05213-00-00

Well Name:	Harlan 12
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-29E/10: SWSENW
API#:	25-069-05215-00-00

Well Name:	Harlan 13
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-29E/10 : SWSWNW
API #:	25-069-05212-00-00

Well Name:	Oldham Govt. 23
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-29E/10: NWNWSW
API #:	25-069-05201-00-00

Well Name:	UN (BNSN 1) 44
Field:	Cat Creek
Well Type:	Oil
Well Status:	Producing
Location:	15N-29E/10: SWNWSE
API#:	25069601990000

Well Name:	Unit 8
Field:	Cat Creek
Well Type:	Oil
Well Status:	Producing
Location:	15N-29E/10: W2SWNW
API#:	25-069-60082-00-00

Well Name:	Unit 13 (5)
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-29E/10: SESWNW
API#:	25-069-60085-00-00

Well Name:	Unit 14 (4)
Field:	Cat Creek
Well Type:	Oil
Well Status:	Producing
Location:	15N-29E/10: S2SWNW
API#:	25-069-60084-00-00

Well Name:	Unit #26 (11-A)
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-29E/10: NENWSW
API#:	25-069-60099-00-00

Well Name:	Unit 27 (#16)
Field:	Cat Creek
Well Type:	Oil
Well Status:	Producing
Location:	15N-29E/10: NWNESW
API#:	25-069-06541-00-00

Well Name:	Unit 28 (17)
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-29E/10: NESW
API#:	25-069-06542-00-00

Well Name:	Unit 2 (Benson) 30
Field:	Cat Creek
Well Type:	Injection EOR
Well Status:	Active Injection
Location:	15N-29E/10: NWNWSE
API#:	25-069-05211-00-00

Well Name:	Unit 2 #11 (14)
Field:	Cat Creek
Well Type:	Injection EOR
Well Status:	Active Injection
Location:	15N-29E/10: SENW
API#:	25-069-05226-00-00

Well Name:	Unit 2 #53 (28)
Field:	Cat Creek
Well Type:	Injection EOR
Well Status:	Active Injection
Location:	15N-29E/10: NESWSW
API#:	25-069-05189-00-00

Well Name:	Unit 33 (21)
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-29E/10: SWNESW
API#:	25-069-05368-00-00

Well Name:	Unit 41 (#6)
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-29E/10: SENWSW
API#:	25-069-60094-00-00

Well Name:	Unit 54 (4)
Field:	Cat Creek
Well Type:	Water Service
Well Status:	Producing
Location:	15N-29E/10: SWSE
API #:	25-069-06526-00-00

Well Name:	Unit 63
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-29E/11: SESESE
API#:	25-069-21024-00-00

Well Name:	Unit 1 #57
Field:	Cat Creek
Well Type:	Injection EOR
Well Status:	Active Injection
Location:	15N-29E/11: N2SESE
API#:	25-069-05193-00-00

Well Name:	Ihde 3
Field:	Cat Creek
Well Type:	Oil
Well Status:	Producing
Location:	15N-29E/11: SWSESW
API#:	25-069-60113-00-00

Well Name:	Ihde 10
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-29E/11: SESW
API#:	25-069-6012-00-00

Well Name:	Cat Creek Unit 1 65
Field:	Cat Creek
Well Type:	Oil
Well Status:	Producing
Location:	15N-29E/11: NESWSW
API#:	25-069-21072-00-00

Well Name:	Unit (Ihde 11) 21
Field:	Cat Creek
Well Type:	Oil
Well Status:	Producing
Location:	15N-29E/11: SESW
API#:	25-069-60121-00-00

Well Name:	Unit #27 (#5)
Field:	Cat Creek
Well Type:	Oil
Well Status:	Producing
Location:	15N-29E/12: SESWSW
API#:	25-069-05367-00-00

Well Name:	Unit (Catlett 10) 60
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-29E/12: SWSWSW
API#:	25-069-05184-00-00

Well Name:	Unit 1-11 (7-A)
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-29E/12: SWSW
API#:	25-069-06525-00-00

Well Name:	CAT CR UN. 1-64
Field:	Cat Creek
Well Type:	Oil
Well Status:	Producing
Location:	15N-29E/13: NWNWNW
API#:	25-069-21025-00-00

Well Name:	Unit 1-42
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-29E/13: NWNW
API#:	25-069-60005-00-00

Well Name:	Unit 1 #38 (8)
Field:	Cat Creek
Well Type:	Injection EOR
Well Status:	Active Injection
Location:	15N-29E/14: SWNWNE
API#:	25-069-60030-00-00

Well Name:	Unit 1 #47 (6)
Field:	Cat Creek
Well Type:	Injection EOR
Well Status:	Active Injection
Location:	15N-29E/14: S2NWNE
API#:	25-069-60028-00-00

Well Name:	Unit 1 #14-B
Field:	Cat Creek
Well Type:	Water Source
Well Status:	Producing
Location:	15N-29E/14: NWSENE
API#:	25-069-06536-00-00

Well Name:	Unit 1 #29 (4)
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-29E/14: NENWNE
API#:	25-069-60026-00-00

Well Name:	Unit 1 #31 (5)
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-29E/14: NWNWNE
API#:	25-069-60027-00-00

Well Name:	Unit 1 #35 (8)
Field:	Cat Creek
Well Type:	Oil
Well Status:	Producing
Location:	15N-29E/14: NWNENW
API#:	25-069-60035-00-00

Well Name:	Unit 1 #37 (19)
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-29E/14: NENW
API#:	25-069-60039-00-00

Well Name:	Unit 1 #49 (18)
Field:	Cat Creek
Well Type:	Oil
Well Status:	Producing
Location:	15N-29E/14: SENENW
API#:	25-069-60038-00-00

Well Name:	Unit 1 #53 (6)
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-29E/14: NWSENE
API#:	25-069-60013-00-00

Well Name:	Unit 1 #61 (17)
Field:	Cat Creek
Well Type:	Oil
Well Status:	Producing
Location:	15N-29E/14: NENENE
API#:	25-069-05177-00-00

Area: Township 15 North, Range 30 East - Petroleum County, MT

Well Name:	State 9
Field:	Cat Creek
Well Type:	Injection EOR
Well Status:	Active Injection
Location:	15N-30E/16: NESWSW
API#:	25-069-210140-00-00

Well Name:	State 6
Field:	Cat Creek
Well Type:	Oil
Well Status:	Producing
Location :	15N-30E/16: SWSW
API#:	25-069-05159-00-00

Well Name:	State 4
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location :	15N-30E/16: NWSWSW
API #:	25-069-05163-00-00

Well Name:	State 3
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location :	15N-30E/16: SWNWSW
API#:	25-069-05167-00-00

Well Name:	State 2
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-30E/16: SESWSW
API#:	25-069-05149-00-00

Well Name:	H.A. Brown 20
Field:	Cat Creek
Well Type:	Oil
Well Status:	Completed
Location :	l5N-30E/17: NESWSE
API#:	25-069-21011-00-00

Well Name:	H.A. Brown 19
Field:	Cat Creek
Well Type:	Oil
Well Status:	Completed
Location:	15N-30E/17: NESWSE
API#:	25-069-21010-00-00

Well Name:	H.A. Brown 21
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-30E/17: SWNESE
API#:	25-069-21012-00-00

Well Name:	Fifer 2
Field:	Cat Creek
Well Type:	Oil
Well Status:	Producing
Location:	15N-30E/21: NWNW
API#:	25-069-06574-00-00

Well Name:	Fifer 5
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-30E/21: NENWNW
API#:	25-069-05144-00-00

Well Name:	Fifer 4
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-30E/20: NENENE
API#:	25-069-05146-00-00

Well Name:	Fifer 3
Field:	Cat Creek
Well Type:	Injection EOR
Well Status:	Active Injection
Location:	15N-30E/21: SWNWNW
API#:	25-069-05141-00-00

Well Name:	Brown 15
Field:	Cat Creek
Well Type:	Oil
Well Status:	Completed
Location:	15N-30E/17: NESESE
API#:	25-069-05161-00-00

Well Name:	Brown 12
Field:	Cat Creek
Well Type:	Oil
Well Status:	Completed
Location:	15N-30E/17: SENESE
API#:	25-069-05166-00-00

Well Name:	Brown 10
Field:	Cat Creek
Well Type:	Oil
Well Status:	Completed
Location:	15N-30E/17: SESESE
API#:	25-069-05155-00-00

Well Name:	Brown 1
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	15N-30E/17: SESESE
API#:	25-069-60044-00-00

Area: Township 14 North, Range 31 East - Garfield County, MT

Well Name:	Federal 16
Field:	Cat Creek
Well Type:	Oil
Well Status:	Producing
Location:	14N-31E/6: SWSWNE
API#:	25-033-05041-00-00

Well Name:	Federal 17
Field:	Cat Creek
Well Type:	Oil
Well Status:	Producing
Location:	14N-31E/6: NWSENW
API#:	25-033-05046-00-00

Well Name:	Govt. 13
Field:	Cat Creek
Well Type:	Water Source
Well Status:	Completed
Location:	14N-31E/6: SENWSW
API#:	25-033-05030-00-00

Well Name:	Govt. 15
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	14N-31E/6: SWNWNW
API#:	25-033-05044-00-00

Well Name:	Govt. 4
Field:	Cat Creek
Well Type:	Injection EOR
Well Status:	Active Injection
Location:	14N-3IE/6: SWNWSE
API#:	25-033-05028-00-00

Well Name:	U.S.14
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	14N-31E/6: NWSWNW
API #:	25-033-05047-00-00

Well Name:	U.S. 2
Field:	Cat Creek
Well Type:	Injection EOR
Well Status:	P&A Approved
Location:	14N-3IE/6: SENESW
API#:	25-033-05027-00-00

Well Name:	U.S. 8
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	14N-3IE/6: SESENW
API #:	25-033-05037-00-00

Area: Township 14 North, Range 30 East - Garfield County, MT

Well Name:	NPRR#l
Field:	Cat Creek
Well Type:	Oil
Well Status:	Shut In
Location:	14N-30E/1 : NENESE
API #:	25-033-06177-00-00

AND ANY AND ALL OTHER WELLS, LANDS, LEASES, OR PROPERTIES OF SELLER IN PETROLEUM AND GARFIELD COUNTIES, MONTANA WHETHER OR NOT SPECIFICALLY SET FORTH AND ENUMERATED HEREIN – WITHOUT LIMITATION

ALLOCATIONS

REAL PROPERTY:
80 Acres	$40,344.61
1995 Fleetwood 28‘X80’ double-wide manufactured home	$36,142.05
1997 Schult 16’ X 76’ manufactured mobile home	$21,012.82
Permanent Operational Support Buildings: Shop, Office, Storage	$33,620.51
TOTAL REAL PROPERTY	$131,119.98

PICKUP TRUCKS:
1979 Ford F250 4 w/d: VIN F26SRFC6806 (crew cab-welding truck)	$2,101.28
1979 Ford F150 4 w/d: VIN F14BCEJ3774	$1,260.77
2001 Ford F150 4 w/d: VIN 1FTRW08L11KE20845	$2,941.79
TOTAL PICKUP TRUCKS	$6,303.85

HEAVY DUTY TRUCKS & MAJOR MAINTENANCE EQUIPMENT
1989 International 2+ ton truck: VIN 1HTSCZWPXLH223339, with 50 Bbl. Tank, 3” Roper Pump, hoses & fittings.	$5,043.08
1996 Ford F800 2+ ton truck: VIN 1FDYF80E5TVA16578, with 20,000# winch on headache rack & 10’ Leland bed w/live tailroll	$5,043.08
2007 Peterbilt Conventional 33 AWD: VIN 2NPLHD7X87M730891 with Pull Star P38000HD rig (new in 2007) mounted+ tools	$126,076.91
Komatsu Backhoe: Serial #KMTWB001E36R21151	$25,215.38
Swabbing Unit w/tools	$6,724.10
Vermeil trenching machine	$2,521.54
TOTAL HEAVY DUTY EQUIPMENT	$170,624.08

TRAILERS:
Titan Gooseneck w/Tandem Duals Axles, 32’ Deck w/beavertail SN 4TGF33200X1011716	$6,724.10
Tandem Axle Flatbed, Bumper Pull, 16’ wood deck	$1,260.77
Single Axle Light Weight Utility, Ramp Tailgate, 5‘X8’ bed	$588.36
30’ Single Axle Pipe Trailer	$1,260.77
TOTAL TRAILERS	$9,834.00

MISCELLANEOUS EQUIPMENT AND TOOLS:
Electric well logging machine w/tools	$4,202.56
Trailer mounted wire line unit w/gas engine and Amerada bomb tools for measuring bottom hole pressure	$4,202.56
Pump shop tools & pump parts inventory	$5,043.08
Small mechanics hand tools and field tools	$6,724.10
Acetylene & electric welding equipment & plasma cutter	$5,043.08
Air compressors	$840.51
Trailer mounted Landa hot water pressure washer w/tank	$1,681.03
Cementing pump, tank & high pressure 2” piping	$4,202.56
Fusion machine for connecting PVC pipe	$2,521.54
Propane tanks: 2-1,000 & 1-500 gallon	$1,260.77
Fuel tanks : 3-500 & 3-250 gallon	$1,008.62
Pumping units, motors, control panels and down-hole equipment (rods, tubing & pumps) in 18 active wells	$40,344.61
All surplus & warehouse equipment not currently being used	$4,202.56
Metal lathe	$840.51
TOTAL MISC EQUIPMENT & TOOLS	$82,118.09

TOTAL	$400,000.00

EXHIBIT C

FORM OF CONVEYANCE

Attached to that certain Asset Purchase and Sale Agreement
By and Carrell Oil Company and Cat Creek Holdings LLC.

Dated July 1, 2020